UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): January 1, 2014

Sequoia Mortgage Trust 2012-5

(Exact name of issuing entity as specified in its charter)

Sequoia Residential Funding, Inc.

(Exact name of depositor as specified in its charter)

RWT Holdings, Inc.

(Exact name of sponsor(s) as specified in its charter)

New York

(State or other jurisdiction of Incorporation)

333-179292-04

(Commission File Number)

38-3887011

38-3887012

(IRS Employer Identification No.)

c/o Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York	10013
(Address of principal executive offices)	(Zip Code)

Telephone number, including area code: (212) 816-5693

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland                    21045

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Effective January 1, 2014, the Pooling and Servicing Agreement, dated as of October 1, 2012 (as amended, the “Original PSA”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., as depositor, WELLS FARGO BANK, N.A. (“Wells Fargo”), as master servicer and securities administrator, and CHRISTIANA TRUST, A DIVISION OF WILMINGTON SAVINGS FUND SOCIETY, FSB, as trustee was amended and restated by the parties thereto (such amended and restated Original PSA, the “A&R PSA”). Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the A&R PSA.

The Original PSA was amended and restated to reflect (a) the resignation of Wells Fargo as Securities Administrator, Rule 17g-5 Information Provider, Certificate Registrar, Paying Agent and Authenticating Agent, and (b) the appointment of CITIBANK, N.A. (“Citibank”), pursuant to an Instrument of Appointment and Acceptance of Successor Securities Administrator, dated as of January 1, 2014, by and among the Depositor, Citibank, Wells Fargo, and the Trustee (the “IAA,” attached hereto as exhibit 20.1), as successor Securities Administrator, successor Rule 17g-5 Information Provider, successor Certificate Registrar, successor Paying Agent and successor Authenticating Agent. The A&R PSA provides that Citibank as the successor Securities Administrator will maintain the Distribution Account. A clean copy of the A&R PSA is attached hereto as exhibit 20.2 and a redline copy of the A&R PSA marked against the Original PSA is attached hereto as exhibit 20.3.

Item 6.02 – Change of Servicer or Trustee.

General. Effective January 1, 2014, (a) Wells Fargo resigned from its role as Securities Administrator, Rule 17g-5 Information Provider, Certificate Registrar, Paying Agent and Authenticating Agent, and (b) Citibank was appointed pursuant to the IAA as successor Securities Administrator, successor Rule 17g-5 Information Provider, successor Certificate Registrar, successor Paying Agent and successor Authenticating Agent. Wells Fargo has retained the roles of Master Servicer and Custodian. Wells Fargo’s decision to resign as Securities Administrator was based on an internal business decision to stop offering bond administration on public offerings of residential mortgage-backed securities.

1108(b) and (c) Disclosure. The successor Securities Administrator and successor Paying Agent is Citibank, N.A., a national banking association and wholly owned subsidiary of Citigroup Inc., a Delaware corporation. Citibank, N.A. performs as trustee through the Agency and Trust line of business, which is part of the Global Transaction Services division. Citibank, N.A. has primary corporate trust offices located in both New York and London. Citibank, N.A. is a leading provider of corporate trust services offering a full range of agency, fiduciary, tender and exchange, depositary and escrow services. As of the end of the third quarter of 2013, Citibank’s Agency and Trust group manages in excess of $4.6 trillion in fixed income and equity investments on behalf of approximately 2,500 corporations worldwide. Since 1987, Citibank Agency and Trust has provided trustee services for asset-backed securities containing pool assets consisting of airplane leases, auto loans and leases, boat loans, commercial loans, commodities, credit cards, durable goods, equipment leases, foreign securities, funding agreement backed note programs, truck loans, utilities, student loans and commercial and residential mortgages. As of the end of the third quarter of 2013, Citibank, N.A. acts as trustee and/or paying agent for approximately 494 various residential mortgage-backed transactions.

1108(d) Disclosure. Wells Fargo, as predecessor Securities Administrator and predecessor Paying Agent, Citibank, as successor Securities Administrator and successor Paying Agent, and the Depositor followed the provisions set forth in the Original PSA applicable to the resignation of Wells Fargo as Securities Administrator, Rule 17g-5 Information Provider, Certificate Registrar, Paying Agent and Authenticating Agent and the appointment of Citibank as successor Securities Administrator, successor Rule 17g-5 Information Provider, successor Certificate Registrar, successor Paying Agent and successor Authenticating Agent. Such provisions were not changed in the A&R PSA. Citibank’s fees as successor Securities Administrator, successor Rule 17g-5 Information Provider, successor Certificate Registrar, successor Paying Agent and successor Authenticating Agent under the A&R PSA, which fees are defined as the Securities Administrator Fee in the A&R PSA, were taken from the fees Wells Fargo received for serving as Master Servicer, Securities Administrator, Rule 17g-5 Information Provider, Certificate Registrar, Paying Agent and Authenticating Agent under the Original PSA, which fees were defined as the Master Servicing Fee under the Original PSA. The sum of the Securities Administrator Fee and the Master Servicing Fee under the A&R PSA equals the Master Servicing Fee under the Original PSA. The A&R PSA provides that Citibank as the successor Securities Administrator will maintain the Distribution Account. The fees and expenses related to the resignation of Wells Fargo, the appointment of Citibank and the amendment and restatement of the Original PSA were paid by Wells Fargo. The trust fund established pursuant to the Original PSA did not bear any expense or fee related to such resignation, appointment and amendment and restatement.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

20.1	Instrument of Appointment and Acceptance of Successor Securities Administrator, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as successor securities administrator, successor Rule 17g-5 information provider, successor certificate registrar, successor paying agent and successor authenticating agent, Wells Fargo Bank, N.A., as predecessor securities administrator, predecessor Rule 17g-5 information provider, predecessor certificate registrar, predecessor paying agent and predecessor authenticating agent, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

20.2	Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014 (the “A&R PSA”), by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank, N.A., as securities administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

20.3	Redline of the A&R PSA marked against the Original PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc.

(Depositor)

/s/ John Isbrandtsen
John Isbrandtsen, Chairman of the Board and
Chief Executive Officer

Date: January 6, 2014

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 20.1	Instrument of Appointment and Acceptance of Successor Securities Administrator, dated as of January 1, 2014, by and among Sequoia Residential Funding, Inc., as depositor, Citibank, N.A., as successor securities administrator, successor Rule 17g-5 information provider, successor certificate registrar, successor paying agent and successor authenticating agent, Wells Fargo Bank, N.A., as predecessor securities administrator, predecessor Rule 17g-5 information provider, predecessor certificate registrar, predecessor paying agent and predecessor authenticating agent, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

Exhibit 20.2	Amended and Restated Pooling and Servicing Agreement, dated as of January 1, 2014 (the “A&R PSA”), by and among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer, Citibank, N.A., as securities administrator, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

Exhibit 20.3	Redline of the A&R PSA marked against the Original PSA.

6